UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

Southwestern Public Service Company

(Exact name of registrant as specified in its charter)

New Mexico

(State or other jurisdiction of incorporation)

001-03789	75-0575400
(Commission File Number)	(IRS Employer Identification No.)

790 South Buchanan, Amarillo, Texas	79101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 571-7511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 31, 2022, Southwestern Public Service Company, a New Mexico corporation (“SPS”), issued $200,000,000 million in aggregate principal amount of 5.15% First Mortgage Bonds, Series No. 9 due 2052 (the “Bonds”) pursuant to an Underwriting Agreement among SPS and BofA Securities, Inc. and BNP Paribas Securities Corp., as the underwriters. The Bonds are being issued pursuant to the registration statement on Form S-3 (File No. 333-255446-01) (the “Registration Statement”). A prospectus supplement relating to the offering and sale of the Bonds was filed with the Securities and Exchange Commission on May 24, 2022. The Bonds will be governed by the Indenture, dated as of August 1, 2011, by and between SPS and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, as supplemented by Supplemental Indenture No. 9 dated as of May 1, 2022.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.01	Indenture dated as of August 1, 2011 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee (incorporated by reference to a Current Report on Form 8-K filed by SPS on August 10, 2011).

4.02	Supplemental Indenture No. 9 dated as of May 1, 2022 between Southwestern Public Service Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Trustee, creating 5.15% First Mortgage Bonds, Series No. 9 due 2052.

4.03	Form of 5.15% First Mortgage Bonds due 2052 (included in Exhibit 4.02).

5.01	Opinion of Faegre Drinker Biddle & Reath LLP as to the legality of the securities.

5.02	Opinion of Brownstein Hyatt Farber Schreck, LLP as to the legality of the securities.

5.03	Opinion of Graves, Dougherty, Hearon & Moody, P.C. as to the legality of the securities.

23.01	Consent of Faegre Drinker Biddle & Reath LLP (included in Exhibit 5.01).

23.02	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.02).

23.03	Consent of Graves, Dougherty, Hearon & Moody, P.C. (included in Exhibit 5.03)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwestern Public Service Company (a New Mexico corporation)

By:	/s/ Paul A. Johnson
Name:	Paul A. Johnson
Title:	Vice President and Treasurer

Date: May 31, 2022